SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements present the results of operations, financial position, and cash flows of Marriott International, Inc. (“Marriott,” and together with its subsidiaries “we,” “us,” or the “Company”). In order to make this report easier to read, we refer throughout to (i) our Consolidated Financial Statements as our “Financial Statements,” (ii) our Consolidated Statements of Income as our “Income Statements,” (iii) our Consolidated Balance Sheets as our “Balance Sheets,” (iv) our properties, brands, or markets in the United States and Canada as “North America” or “North American,” and (v) our properties, brands, or markets outside of the United States and Canada as “international.” In addition, references throughout to numbered "Footnotes" refer to the numbered Notes in these Notes to Consolidated Financial Statements, unless otherwise noted.
During the 2014 first quarter, we modified the information that our President and Chief Executive Officer, who is our "chief operating decision maker" ("CODM"), reviews to be consistent with our continent structure. This structure aligns our business around geographic regions and is designed to enable us to operate more efficiently and to accelerate worldwide growth. We changed our operating segments to reflect this continent structure and have recast the business segment information originally included in our 2013 Form 10-K filed on February 20, 2014 to be consistent with the presentation of reportable segments in our Quarterly Report on Form 10-Q for the period ended March 31, 2014. See Footnote No. 14, "Business Segments."

On November 21, 2011 ("the spin-off date"), we completed a spin-off of our timeshare operations and timeshare development business through a special tax-free dividend to our shareholders of all of the issued and outstanding common stock (the "spin-off") of our wholly owned subsidiary Marriott Vacations Worldwide Corporation ("MVW"). Because of our significant continuing involvement in MVW operations after the spin-off (by virtue of license and other agreements between us and MVW), we continue to include the historical financial results before the spin-off date of our former Timeshare segment in our historical financial results as a component of continuing operations. See Footnote No. 15, "Spin-off," for more information on the spin-off.

Preparation of financial statements that conform with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the reported amounts of revenues and expenses during the reporting periods, and the disclosures of contingent liabilities. Accordingly, ultimate results could differ from those estimates.
The accompanying Financial Statements reflect all normal and recurring adjustments necessary to present fairly our financial position at fiscal year-end 2013 and fiscal year-end 2012 and the results of our operations and cash flows for fiscal years 2013, 2012, and 2011. We have eliminated all material intercompany transactions and balances between entities consolidated in these Financial Statements. We also reclassified depreciation that third party owners reimburse to us which is included in the "Reimbursed costs" caption of our Income Statements, from the "Depreciation and amortization" caption to the "Working capital changes and other" caption of the Cash Flow Statement for all prior years presented to conform to our 2013 presentation.

Fiscal Year
Beginning with our 2013 fiscal year, we changed our financial reporting cycle to a calendar year-end reporting cycle and an end-of-month quarterly reporting cycle. Accordingly, our 2013 fiscal year began on December 29, 2012 (the day after the end of the 2012 fiscal year) and ended on December 31, 2013. Historically, our fiscal year was a 52-53 week fiscal year that ended on the Friday nearest to December 31. As a result, our 2013 fiscal year had 4 more days than the 2012 and 2011 fiscal years. We have not restated and do not plan to restate historical results.
The table below shows each completed fiscal year we refer to in this report, the date the fiscal year ended, and the number of days in that fiscal year:

Fiscal Year	Fiscal Year-End Date	Number of Days	Fiscal Year	Fiscal Year-End Date	Number of Days
2013	December 31, 2013	368	2008	January 2, 2009	371
2012	December 28, 2012	364	2007	December 28, 2007	364
2011	December 30, 2011	364	2006	December 29, 2006	364
2010	December 31, 2010	364	2005	December 30, 2005	364
2009	January 1, 2010	364	2004	December 31, 2004	364

Beginning in 2014, our fiscal years will be the same as the corresponding calendar year (each beginning on January 1 and ending on December 31, and containing 365 or 366 days).

Revenue Recognition
Our revenues include: (1) base management and incentive management fees; (2) franchise fees (including licensing fees from MVW after the spin-off of $61 million for 2013, $61 million for 2012 and $4 million for 2011); (3) revenues from lodging properties we own or lease; and (4) cost reimbursements. Management fees are typically composed of a base fee, which is a percentage of the revenues of hotels, and an incentive fee, which is generally based on hotel profitability. Franchise fees are typically composed of initial application fees and continuing royalties generated from our franchise programs, which permit the hotel owners and operators to use certain of our brand names. Cost reimbursements include direct and indirect costs that are reimbursed to us by properties that we manage, franchise, or license.

Base Management and Incentive Management Fees: We recognize base management fees as revenue when we earn them under the contracts. In interim periods and at year-end, we recognize incentive management fees that would be due as if the contracts were to terminate at that date, exclusive of any termination fees payable or receivable by us.

Franchise Fee and License Fee Revenue: We recognize franchise fees and license fees as revenue in each accounting period as we earn those fees from the franchisee or licensee under the contracts.

Owned and Leased Units: We recognize room sales and revenues from other guest services for our owned and leased units when rooms are occupied and when we have rendered the services.

Cost Reimbursements: We recognize cost reimbursements from managed, franchised, and licensed properties when we incur the related reimbursable costs. These costs primarily consist of payroll and related expenses at managed properties where we are the employer and also include certain operational and administrative costs as provided for in our contracts with the owners. As these costs have no added markup, the revenue and related expense have no impact on either our operating or net income.

Other Revenue: Includes other third-party licensing fees, branding fees for third-party residential sales and credit card licensing, land rental income, and other revenue.

Timeshare Revenue Recognition Before the 2011 Spin-off: For periods before the spin-off, our revenues also included revenue from our former Timeshare segment including cost reimbursements revenue and timeshare sales and services revenue, the latter of which included the following types of revenue:

Timeshare and Fractional Intervals and Condominiums: Before the spin-off, we recognized sales when: (1) we had received a minimum of 10 percent of the purchase price; (2) the purchaser’s period to cancel for a refund had expired; (3) we deemed the receivables to be collectible; and (4) we had attained certain minimum sales and construction levels. We deferred all revenue using the deposit method for sales that did not meet all four of these criteria. For sales that did not qualify for full revenue recognition as the project had progressed beyond the preliminary stages but had not yet reached completion, we deferred all revenue and profit which we then recognized in earnings using the percentage of completion method.

Timeshare Points-Based Use System Revenue: Before the spin-off, we recognized sales under our points-based use system when the criteria noted in the “Timeshare and Fractional Intervals and Condominiums” caption were met, as we considered these sales to be sales of real estate.

Timeshare Residential (Stand-Alone Structures): Before the spin-off, we recognized sales under the full accrual method of accounting when we received our proceeds and transferred title at settlement.

Timeshare Interest Income: Before the spin-off, we reflected interest income from “Loans to timeshare owners” in our 2011 Income Statement in the "Timeshare sales and services" revenue caption of $143 million, consisting of $116 million from securitized loans and $27 million from non-securitized loans.

Ground Leases
We are the lessee of land under long-term operating leases that include scheduled increases in minimum rents. We recognize these scheduled rent increases on a straight-line basis over the initial lease term.

Real Estate Sales
We reduce gains on sales of real estate by the maximum exposure to loss if we have continuing involvement with the property and do not transfer substantially all of the risks and rewards of ownership. In sales transactions where we retain a management contract, the terms and conditions of the management contract are generally comparable to the terms and conditions of the management contracts obtained directly with third-party owners in competitive bid processes.

Profit Sharing Plan
We contribute to a profit sharing plan for the benefit of employees meeting certain eligibility requirements who elect to participate in the plan. Participating employees specify the percentage of salary deferred. We recognized compensation costs from profit sharing of $75 million in 2013, $69 million in 2012, and $91 million in 2011.

Self-Insurance Programs
We self-insure for certain levels of property, liability, workers’ compensation and employee medical coverage. We accrue estimated costs of these self-insurance programs at the present value of projected settlements for known and incurred but not reported claims. We use a discount rate of 2.0 percent to determine the present value of the projected settlements, which we consider to be reasonable given our history of settled claims, including payment patterns and the fixed nature of the individual settlements.

We are subject to a variety of assessments for our insurance activities, including those by state guaranty funds and workers’ compensation second-injury funds. We record our liabilities for these assessments in our Balance Sheets within the other current liabilities line. These liabilities, which are not discounted, totaled $5 million at year-end 2013 and $5 million at year-end 2012. We expect to pay the $5 million liability for assessments as of year-end 2013 by the end of 2014.

Our Rewards Programs
Marriott Rewards and The Ritz-Carlton Rewards are our frequent guest loyalty programs. Program members earn points based on the money they spend at our lodging operations, purchases of timeshare interval, fractional ownership, and residential products (through MVW for periods after the spin-off date) and, to a lesser degree, through participation in affiliated partners’ programs, such as those offered by car rental, and credit card companies. Members can redeem points, which we track on their behalf, for stays at most of our lodging operations, airline tickets, airline frequent flyer program miles, rental cars, and a variety of other awards. Points cannot be redeemed for cash. We provide Marriott Rewards and The Ritz-Carlton Rewards as marketing programs to participating properties, with the objective of operating the programs on a break-even basis to us. We sell the points for amounts that we expect will, in the aggregate, equal the costs of point redemptions and program operating costs over time.

We estimate the value of the future redemption obligation using statistical formulas that project timing of future point redemption based on historical levels, including an estimate of the “breakage” for points that members will never redeem, and an estimate of the points that members will eventually redeem. These judgment factors determine our rewards programs' required liability for outstanding points. That liability totaled $2,141 million at year-end 2013 and $2,021 million at year-end 2012. A ten percent reduction in the estimate of “breakage” would have increased the estimated year-end 2013 liability by $139 million.

We defer revenue we receive from managed, franchised, and Marriott-owned/leased hotels and program partners. Our management and franchise agreements require that properties reimburse us currently for the costs of operating the rewards programs, including marketing, promotion, communication with, and performing member services for rewards program members. Due to the requirement that properties reimburse us for program operating costs as incurred, we recognize the related cost reimbursements revenues from properties for our rewards programs when we incur and expense such costs. We recognize the component of revenue from program partners that corresponds to program maintenance services over the expected life of the points awarded. When points are redeemed we recognize the amounts we previously deferred as revenue and the corresponding expense relating to the costs of the awards redeemed.

Guarantees
We measure and record our liability for the fair value of a guarantee on a nonrecurring basis, that is when we issue or modify a guarantee, using Level 3 internally developed inputs, as described below in this footnote under the heading "Fair Value Measurements." We generally base our calculation of the estimated fair value of a guarantee on the income approach or the market approach, depending on the type of guarantee. For the income approach, we use internally developed discounted cash flow and Monte Carlo simulation models that include the following assumptions, among others: projections of revenues and expenses and related cash flows based on assumed growth rates and demand trends; historical volatility of projected performance; the guaranteed obligations; and applicable discount rates. We base these assumptions on our historical data and experience, industry projections, micro and macro general economic condition projections, and our expectations. For the market approach, we use internal analyses based primarily on market comparable data and our assumptions about market capitalization rates, credit spreads, growth rates, and inflation.

The offsetting entry for the guarantee liability depends on the circumstances in which the guarantee was issued. Funding under the guarantee reduces the recorded liability. In most cases, when we do not forecast any funding, we amortize the liability into income on a straight-line basis over the remaining term of the guarantee. On a quarterly basis, we evaluate all material estimated liabilities based on the operating results and the terms of the guarantee. If we conclude that it is probable that we will be required to fund a greater amount than previously estimated, we record a loss unless the advance would be recoverable in the form of a loan.

Rebates and Allowances
We participate in various vendor rebate and allowance arrangements as a manager of hotel properties. Three types of programs that are common in the hotel industry are sometimes referred to as “rebates” or “allowances,” including unrestricted rebates, marketing (restricted) rebates, and sponsorships. These arrangements have the primary business purposes of securing favorable pricing for our hotel owners for various products and services and enhancing resources for promotional campaigns that certain vendors co-sponsor. More specifically, unrestricted rebates are funds returned to the buyer, generally based on volumes or quantities of goods purchased. Marketing (restricted) allowances are funds allocated by vendor agreements for certain marketing or other joint promotional initiatives. Sponsorships are funds paid by vendors, generally used by the vendor to gain exposure at meetings and events, which we account for as a reduction of the cost of the event.

We account for rebates and allowances as adjustments of the prices of the vendors’ products and services. We show vendor costs as reimbursed costs and the reimbursement of those costs to us as cost reimbursements revenue; and accordingly we reflect rebates as a reduction of these line items.

Cash and Equivalents
We consider all highly liquid investments with an initial maturity of three months or less at date of purchase to be cash equivalents.

Assets Held for Sale
We consider properties to be assets held for sale when (1) management commits to a plan to sell the property; (2) it is unlikely that the disposal plan will be significantly modified or discontinued; (3) the property is available for immediate sale in its present condition; (4) actions required to complete the sale of the property have been initiated; (5) sale of the property is probable and we expect the completed sale will occur within one year; and (6) the property is actively being marketed for sale at a price that is reasonable given its current market value. Upon designation of a property as an asset held for sale, we record the property's value at the lower of its carrying value or its estimated fair value, less estimated costs to sell, and we cease depreciation.

At year-end 2013, we had $350 million classified as "Assets held for sale" and $61 million in liabilities held for sale classified as "Other current liabilities" on our Balance Sheet. See Footnote No. 7, "Acquisitions and Dispositions" for additional information on these planned dispositions. At year-end 2012, we had no assets held for sale and no liabilities held for sale.

Accounts Receivable
Our accounts receivable primarily consist of amounts due from hotel owners with whom we have management and franchise agreements and include reimbursements of costs we incurred on behalf of managed and franchised properties. We generally collect these receivables within 30 days. We record an accounts receivable reserve when losses are probable, based on an assessment of historical collection activity and current business conditions. Our accounts receivable reserve was $43 million at year-end 2013 and $32 million at year-end 2012.

Loan Loss Reserves
Senior, Mezzanine, and Other Loans
We may make loans to owners of hotels that we operate or franchise, generally to facilitate the development of a hotel and sometimes to facilitate brand programs or initiatives. We expect the owners to repay the loans in accordance with the loan agreements, or earlier as the hotels mature and capital markets permit. We use metrics such as loan-to-value ratios and debt service coverage, and other information about collateral and from third party rating agencies to assess the credit quality of the loan receivable, both upon entering into the loan agreement and on an ongoing basis as applicable.

On a regular basis, we individually assess all of these loans for impairment. We use internally generated cash flow projections to determine if we expect the loans to be repaid under the terms of the loan agreements. If we conclude that it is probable a borrower will not repay a loan in accordance with its terms, we consider the loan impaired and begin recognizing interest income on a cash basis. To measure impairment, we calculate the present value of expected future cash flows discounted at the loan’s original effective interest rate or the estimated fair value of the collateral. If the present value or the estimated collateral is less than the carrying value of the loan receivable, we establish a specific impairment reserve for the difference.

If it is likely that a loan will not be collected based on financial or other business indicators, including our historical experience, our policy is to charge off the loan in the quarter in which we deem it uncollectible.

Goodwill
We assess goodwill for potential impairment at the end of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the asset. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. If we conclude that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then no further testing of the goodwill assigned to the reporting unit is required. However, if we conclude that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment we will recognize, if any. At year-end 2013 and year-end 2012, we concluded that it was not more likely than not that the fair value of any reporting unit was less than its carrying value.

In the first step of the two-step goodwill impairment test, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If, however, the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step and calculate the implied fair value of the reporting unit goodwill to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the unit's assets and liabilities as if the unit had been acquired in a business combination. If the carrying value of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss in the amount of that excess. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experience.

We calculate the estimated fair value of a reporting unit using the income approach. For the income approach, we use internally developed discounted cash flow models that include the following assumptions, among others: projections of revenues, expenses, and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the last three fiscal years, and as of the date of each of the most recent detailed tests, the estimated fair value of each of our reporting units exceeded its respective carrying amount by more than 100 percent based on our models and assumptions.

For additional information on goodwill, including the amounts of goodwill by segment, see Footnote No. 14, “Business Segments.”

Investments
We consolidate entities that we control. We account for investments in joint ventures using the equity method of accounting when we exercise significant influence over the venture. If we do not exercise significant influence, we account for the investment using the cost method of accounting. We account for investments in limited partnerships and limited liability companies using the equity method of accounting when we own more than a minimal investment. Our ownership interest in these equity method investments varies generally from 10 percent to 49 percent. See Footnote No. 4, "Fair Value of Financial Instruments" for additional information on available-for-sale securities. When we sell available-for-sale securities, we determine the cost basis of the securities sold using specific identification, meaning that we track our securities individually.

Valuation of Intangibles and Long-Lived Assets
We test intangibles and long-lived asset groups for recoverability when changes in circumstances indicate that we may not be able to recover the carrying value; for example, when there are material adverse changes in projected revenues or expenses, significant underperformance relative to historical or projected operating results, or significant negative industry or economic trends. We also test recoverability when management has committed to a plan to sell or otherwise dispose of an asset group and we expect to complete the plan within a year. We evaluate recoverability of an asset group by comparing its carrying value to the future net undiscounted cash flows that we expect the asset group will generate. If the comparison indicates that we will not be able to recover the carrying value of an asset group, we recognize an impairment loss for the amount by which the carrying value exceeds the estimated fair value. When we recognize an impairment loss for assets to be held and used, we depreciate the adjusted carrying amount of those assets over their remaining useful life.

We calculate the estimated fair value of an intangible asset or asset group using the income approach or the market approach. We utilize the same assumptions and methodology for the income approach that we describe in the “Goodwill” caption. For the market approach, we use internal analyses based primarily on market comparables and assumptions about market capitalization rates, growth rates, and inflation.

For information on impairment losses that we recorded in 2011 for long-lived assets, see Footnote No. 15, “Spin-off.”

Valuation of Investments in Ventures
We may hold a minority equity interest in ventures established to develop or acquire and own hotel properties. These ventures are generally limited liability companies or limited partnerships.

We evaluate an investment in a venture for impairment when circumstances indicate that we may not be able to recover the carrying value, for example due to loan defaults, significant under performance relative to historical or projected operating performance, or significant negative industry or economic trends.

We impair investments we account for using the equity and cost methods of accounting when we determine that there has been an “other-than-temporary” decline in the venture’s estimated fair value compared to its carrying value. Additionally, a venture's commitment to a plan to sell some or all of its assets could cause us to evaluate the recoverability of the venture's individual long-lived assets and possibly the venture itself.

We calculate the estimated fair value of an investment in a venture using either a market approach or an income approach. We utilize the same assumptions and methodology for the income approach that we describe in the “Goodwill” caption. For the market approach, we use internal analyses based primarily on market comparables and assumptions about market capitalization rates, growth rates, and inflation.

For information on an impairment loss that we recorded in 2012 for a cost method investment, see Footnote No. 4, “Fair Value of Financial Instruments.”

Fair Value Measurements
We have various financial instruments we must measure at fair value on a recurring basis, including certain marketable securities and derivatives. See Footnote No. 4, “Fair Value of Financial Instruments,” for further information. We also apply the provisions of fair value measurement to various nonrecurring measurements for our financial and nonfinancial assets and liabilities.

Applicable accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). We measure our assets and liabilities using inputs from the following three levels of the fair value hierarchy:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.
Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).
Level 3 includes unobservable inputs that reflect our assumptions about what factors market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data.

Derivative Instruments
We record derivatives at fair value. The designation of a derivative instrument as a hedge and its ability to meet the hedge accounting criteria determine how we reflect the change in fair value of the derivative instrument in our Financial Statements. A derivative qualifies for hedge accounting if, at inception, we expect the derivative to be highly effective in offsetting the underlying hedged cash flows or fair value and we fulfill the hedge documentation standards at the time we enter into the derivative contract. We designate a hedge as a cash flow hedge, fair value hedge, or a net investment in non-U.S. operations hedge based on the exposure we are hedging. For the effective portion of qualifying cash flow hedges, we record changes in fair value in other comprehensive income (“OCI”). We release the derivative’s gain or loss from OCI to match the timing of the underlying hedged items’ effect on earnings.

We review the effectiveness of our hedging instruments quarterly, recognize current period hedge ineffectiveness immediately in earnings, and discontinue hedge accounting for any hedge that we no longer consider to be highly effective. We recognize changes in fair value for derivatives not designated as hedges or those not qualifying for hedge accounting in current period earnings. Upon termination of cash flow hedges, we release gains and losses from OCI based on the timing of the underlying cash flows or revenue recognized, unless the termination results from the failure of the intended transaction to occur in the expected time frame. Such untimely transactions require us to immediately recognize in earnings the gains and/or losses that we previously recorded in OCI.

Changes in interest rates, currency exchange rates, and equity securities expose us to market risk. We manage our exposure to these risks by monitoring available financing alternatives, as well as through development and application of credit granting policies. We also use derivative instruments, including cash flow hedges, net investment in non-U.S. operations hedges, fair value hedges, and other derivative instruments, as part of our overall strategy to manage our exposure to market risks. As a matter of policy, we only enter into transactions that we believe will be highly effective at offsetting the underlying risk, and we do not use derivatives for trading or speculative purposes. See Footnote No. 4, “Fair Value of Financial Instruments,” for additional information.

Non-U.S. Operations
The U.S. dollar is the functional currency of our consolidated and unconsolidated entities operating in the United States. The functional currency of our consolidated and unconsolidated entities operating outside of the United States is generally the primary currency of the economic environment in which the entity primarily generates and expends cash. We translate the financial statements of consolidated entities whose functional currency is not the U.S. dollar into U.S. dollars, and we do the same, as needed, for unconsolidated entities whose functional currency is not the U.S. dollar. We translate assets and liabilities at the exchange rate in effect as of the financial statement date, and translate income statement accounts using the weighted average exchange rate for the period. We include translation adjustments from currency exchange and the effect of exchange rate changes on intercompany transactions of a long-term investment nature as a separate component of shareholders’ equity. We report gains and losses from currency exchange rate changes for intercompany receivables and payables that are not of a long-term investment nature, as well as gains and losses from non-U.S. currency transactions, currently in operating costs and expenses, and those amounted to losses of $5 million in 2013, $3 million in 2012, and $7 million in 2011. Gains and other income attributable to currency translation adjustment losses, net of gains, from the sale or complete or substantially complete liquidation of investments was zero for 2013 and $1 million for 2012. Gains and other income attributable to currency translation adjustment gains, net of losses, from the sale or complete or substantially complete liquidation of investments was $2 million for 2011.
Legal Contingencies
We are subject to various legal proceedings and claims, the outcomes of which are uncertain. We record an accrual for legal contingencies when we determine that it is probable that we have incurred a liability and we can reasonably estimate the amount of the loss. In making such determinations we evaluate, among other things, the probability of an unfavorable outcome and, when we believe it probable that a liability has been incurred, our ability to make a reasonable estimate of the loss. We review these accruals each reporting period and make revisions based on changes in facts and circumstances.

Income Taxes
We record the amounts of taxes payable or refundable for the current year, as well as deferred tax liabilities and assets for the future tax consequences of events we have recognized in our Financial Statements or tax returns, using judgment in assessing future profitability and the likely future tax consequences of those events. We base our estimates of deferred tax assets and liabilities on current tax laws, rates and interpretations, and, in certain cases, business plans and other expectations about future outcomes. We develop our estimates of future profitability based on our historical data and experience, industry projections, micro and macro general economic condition projections, and our expectations.

Changes in existing tax laws and rates, their related interpretations, and the uncertainty generated by the current economic environment may affect the amounts of our deferred tax liabilities or the valuations of our deferred tax assets over time. Our accounting for deferred tax consequences represents management’s best estimate of future events that can be appropriately reflected in the accounting estimates.

For tax positions we have taken or expect to take in a tax return, we apply a more likely than not threshold, under which we must conclude a tax position is more likely than not to be sustained, assuming that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information, in order to continue to recognize the benefit. In determining our provision for income taxes, we use judgment, reflecting our estimates and assumptions, in applying the more likely than not threshold. We recognize accrued interest and penalties for our unrecognized tax benefits as a component of tax expense.

For information about income taxes and deferred tax assets and liabilities, see Footnote No. 2, “Income Taxes.”
New Accounting Standards
We do not expect that accounting standard updates issued to date and that are effective after December 31, 2013 will have a material effect on our Financial Statements.